UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche DWS Market Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

October 31, 2023
Annual Report
to Shareholders
DWS Global Income Builder Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
15	Portfolio Summary
17	Investment Portfolio
43	Statement of Assets and Liabilities
45	Statement of Operations
46	Statements of Changes in Net Assets
47	Financial Highlights
52	Notes to Financial Statements
70	Report of Independent Registered Public Accounting Firm
72	Other Information
73	Information About Your Fund’s Expenses
74	Tax Information
75	Advisory Agreement Board Considerations and Fee Evaluation
80	Board Members and Officers
86	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Global Income Builder Fund

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS Global Income Builder Fund	|	3

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of substantial tightening of monetary policy; impact of slower growth in China; and geo-political volatility given the ongoing war in Ukraine and the recent war between Israel and Hamas, the future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023 and into 2024. With looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns will be challenging into 2024. The aggressive tightening by the Federal Reserve and international monetary authorities, which began in 2022, has increased pressure on banks and their ability to lend, and also negatively impacted the performance of fixed income securities. Inflation continues to remain above monetary authority targets, however there is evidence that rate hikes by the Federal Reserve are helping to cool the pace of rising prices.
Consequently, we believe that it is important for investors to diversify their investments given the level of volatility in markets. While investment objectives are unique to each investor, we do believe there may be benefits to owning corporate and government bonds given their potential for yield as well as holding equities for their ability to counter the negative effects of persistent inflation.
In our view, these factors of market volatility, unpredictable economic events, and complex geo-political forces strongly underscore the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS Global Income Builder Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 14 for more complete performance information.
DWS Global Income Builder Fund gained 6.01% during the 12-month period that ended on October 31, 2023. The Fund underperformed the 6.89% return of its benchmark, the Blended Index 60/40. The index consists of a blend of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Universal Index. The two indexes returned 10.50% and 1.19%, respectively. The Fund outperformed the 4.11%
Investment Strategy
Portfolio management seeks to maximize risk adjusted returns by allocating the Fund’s assets among various asset categories. Portfolio management draws upon a broad investible universe to establish a strategic allocation based upon collective, long-term views on asset class selection, implementation, expected returns and other relevant factors. Portfolio management periodically reviews the Fund’s allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the Fund’s overall investment strategy.
Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. As a general matter, in buying and selling securities for the portfolio, the portfolio management teams utilize in-house research and resources to determine suitability of specific securities and use sector specialists to determine relative value within each relevant sector. The portfolio management teams may also utilize proprietary ratings in seeking to identify financially material Environmental, Social and Governance (ESG) risks and opportunities.
Examples of the Fund’s asset categories are U.S. and foreign equities of any size and style (including emerging-market equities), U.S. and foreign fixed income of any credit quality (including emerging market bonds and inflation-indexed bonds), and alternative assets. Some asset categories may be represented by exchange-traded funds.

DWS Global Income Builder Fund	|	5

average return of the funds in its Morningstar peer group, World Allocation. It also outpaced its peers in the five- and 10-year intervals ended October 31, 2023.
Although the Fund underperformed its benchmark in the past 12 months, we are pleased with its positive longer-term peformance relative to its Morningstar peer group. We believe the favorable results are a function of our broader strategy. Rather than simply taking a static 60/40 approach that seeks to match the benchmark weightings, we actively adjust the Fund’s allocations and use an opportunistic methodology that strives to capitalize on values as they emerge. We believe this multifaceted strategy, which is designed to take advantage of opportunities across the full spectrum of the world financial markets, can help the Fund achieve its goals of positive relative performance and above-average income.
Market Overview
The global financial markets posted mixed results in the annual period, with robust returns for equities and a broad range of performance in the bond market.
All of the gain for stocks occurred in the first nine months of the period, reflecting optimism that falling inflation would allow world central banks to wrap up their long series of interest-rate increases. Further, economic growth and corporate earnings came in above the depressed expectations that existed in late 2022. Mega-cap U.S. technology-related stocks were a key driver of returns for the broad global indexes in this time, as were the European markets. The environment grew less favorable in early August 2023, when investors became concerned that inflation was set to reaccelerate and central banks would be compelled to keep interest rates “higher for longer.”  The markets were further pressured by the combination of rising oil prices, signs of slowing global growth, and increasing geopolitical tensions. The major indexes finished October 2023 well off of their previous highs as a result.
The prospect of an extended period of elevated interest rates also weighed on the bond market. Long-term government issues were hit particularly hard: in the United States, for instance, the yield on the 10-year U.S. Treasury note climbed near 5% in mid-October – its highest level since 2007. On the other hand, short-term issues outperformed due to their lower interest-rate sensitivity. Credit-oriented investments also

6	|	DWS Global Income Builder Fund

outpaced the broader market thanks to their higher yields and the environment of better-than-expected economic growth.
Contributors and Detractors
The Fund’s underperformance was largely the result of our decision to maintain a defensive posture. Given the backdrop of high inflation, rising interest rates, and muted global growth, we moved to a cautious stance in the third quarter of 2022 by establishing an underweight in equities, and we held this positioning throughout the past 12 months. Since equities outperformed bonds, this aspect of our strategy detracted from results. We increased the Fund’s weighting in stocks late in the period to take advantage of the market downturn that occurred from August 2023 onward, but we remained underweight at the end of October.
Our preference for dividend stocks, which is consistent with the strategy’s income orientation, also played a role in the Fund’s underperformance at a time of relative weakness for the category. However, we made up for some of the shortfall through strength in individual stock selection, as well as an overweight allocation to Japan.
“We maintain a cautious view on the financial markets based on our belief that higher rates could ultimately weigh on both consumer spending and the economy as a whole.”
Our positioning decisions in the fixed-income portfolio contributed to relative performance. The Fund was overweight in investment-grade corporates, high-yield bonds, asset-backed securities and commercial mortgage-backed securities, all of which outpaced the broader market. On the other hand, an overweight in agency mortgage-backed securities detracted. The category was pressured by the end of the Fed’s quantitative easing policy, which had involved the purchase of MBS, as well as by the excess supply caused by banks’ need to sell their MBS holdings. Security selection and duration positioning had a neutral effect on results.
The Fund’s allocation to alternative investments, which stood at about 6% of assets as of October 31, 2023, had a neutral effect on relative performance. Here, we invest in convertible securities and preferred stocks as a way to augment diversification and generate income with a

DWS Global Income Builder Fund	|	7

lower degree of interest-rate risk than bonds. While both categories finished in positive territory, they combined for a return approximately in line with the benchmark.
The Fund used derivatives during the past 12 months. On the equity side, we used futures on equity indexes both to hedge against volatility and to achieve our desired weightings in a more efficient manner than buying and selling individual securities. In the bond portfolio, we used interest-rate futures and swaps to manage duration, as well as other derivatives to adjust exposure to credit risk and manage the currency exposure of certain positions in foreign bonds. In the aggregate, our use of derivatives was a net detractor. Derivatives are used to achieve the Fund’s risk and return objectives and should be evaluated within the context of the entire portfolio rather than as a standalone strategy.
Outlook and Positioning
We maintain a cautious view on the financial markets based on our belief that higher rates could ultimately weigh on both consumer spending and the economy as a whole. At the same time, the market’s sensitivity to Fed commentary and incoming economic data are fueling elevated volatility that may create a wider range of opportunities. We believe our flexible approach, which allows us to manage risk and capitalize on values as they emerge, is well suited for this environment.
Portfolio Management Team
Prior to April 25, 2023, the portfolio management team was as follows:
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions
Portfolio Manager of the Fund through April 25, 2023. Began managing the Fund in 2018.
—Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
—Americas Multi-Asset Head: New York.
—BSE, Princeton University.
Di Kumble, CFA, Senior Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
—Senior Portfolio Manager, Head of Tax Managed Equities: New York.
—BS, Beijing University; PhD in Chemistry, Princeton University.

8	|	DWS Global Income Builder Fund

Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund through April 25, 2023. Began managing the Fund in 2019.
—Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
—Senior Portfolio Manager and Co-Head of US Credit: New York.
—BA and MA in Economics, State University of New York at Albany.
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2015.
—Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.
—Portfolio Manager: New York.
—BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
Effective April 25, 2023, the portfolio management team is as follows:
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2015.
—Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.
—Portfolio Manager: New York.
—BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
Di Kumble, CFA, Senior Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
—Senior Portfolio Manager, Head of Tax Managed Equities: New York.
—BS, Beijing University; PhD in Chemistry, Princeton University.
Kelly L. Beam, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 1999. Prior to her current role, she served as a senior corporate bond trader. She also served in Investment Support for Stable Value, Specialty Fixed Income and Global Insurance.
—Head of Investment Strategy, Fixed Income: New York.
—BS in Finance, Lehigh University; MBA, Fordham University.
Daniel Park, Portfolio Manager Multi Asset & Solutions
Portfolio Manager of the fund. Began managing the fund in 2023.
—Joined DWS in 2014.
—Portfolio Manager — Multi Asset & Solutions.
—BA in Economics, University of Bonn; MSc in International Business, Maastricht University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Global Income Builder Fund	|	9

Terms to Know
The Blended Index 60/40 consists of an equally weighted blend of 60% MSCI All country World Index and 40% Bloomberg U.S. Universal Index.
MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 24 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.
Bloomberg U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.
Morningstar World Allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. The average category returns for the one-, five- and 10-year periods ending October 31, 2023 were 4.11%, 3.31%, and 3.15%, respectively.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Duration measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
Convertible securities are bonds that can be exchanged for equity at a pre-stated price. Convertibles generally offer higher income than is available from a common stock, but more appreciation potential than bonds.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

10	|	DWS Global Income Builder Fund

Performance SummaryOctober 31, 2023 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
Unadjusted for Sales Charge	6.01%	3.38%	3.61%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–0.08%	2.17%	3.00%
MSCI All Country World Index†	10.50%	7.47%	6.81%
Blended Index 60/40††	6.89%	4.90%	4.80%
Bloomberg U.S. Universal Index†††	1.19%	0.21%	1.18%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
Unadjusted for Sales Charge	5.24%	2.55%	2.80%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	5.24%	2.55%	2.80%
MSCI All Country World Index†	10.50%	7.47%	6.81%
Blended Index 60/40††	6.89%	4.90%	4.80%
Bloomberg U.S. Universal Index†††	1.19%	0.21%	1.18%

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/23
No Sales Charges	6.50%	3.73%	3.38%
MSCI All Country World Index†	10.50%	7.47%	6.35%
Blended Index 60/40††	6.89%	4.90%	5.61%
Bloomberg U.S. Universal Index†††	1.19%	0.21%	0.87%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
No Sales Charges	6.33%	3.56%	3.82%
MSCI All Country World Index†	10.50%	7.47%	6.81%
Blended Index 60/40††	6.89%	4.90%	4.80%
Bloomberg U.S. Universal Index†††	1.19%	0.21%	1.18%

DWS Global Income Builder Fund	|	11

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
No Sales Charges	6.39%	3.63%	3.86%
MSCI All Country World Index†	10.50%	7.47%	6.81%
Blended Index 60/40††	6.89%	4.90%	4.80%
Bloomberg U.S. Universal Index†††	1.19%	0.21%	1.18%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2023 are 0.90%, 1.73%, 0.57%, 0.72% and 0.67% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

12	|	DWS Global Income Builder Fund

Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*
Class R6 shares commenced operations on August 25, 2014. The performance shown for the Blended Index 60/40 is for the time period of August 31, 2014 through
October 31, 2023, which is based on the performance period of the life of Class R6.

†
MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 24 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

††	The Blended Index 60/40 consists of an equally weighted blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index.
†† †
Bloomberg U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes
U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.
The Advisor believes the additional Blended Index 60/40 and Bloomberg U.S. Universal
Index, collectively, reflect the Fund’s asset allocations and generally represent the
Fund’s overall investment process.

DWS Global Income Builder Fund	|	13

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/23	$8.42	$8.42	$8.41	$8.42	$8.41
10/31/22	$8.17	$8.17	$8.16	$8.17	$8.16
Distribution Information as of 10/31/23
Income Dividends, Twelve Months	$.26	$.18	$.29	$.27	$.28

14	|	DWS Global Income Builder Fund

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/23	10/31/22
Equity	42%	65%
Common Stocks	36%	58%
Exchange-Traded Funds	3%	3%
Preferred Stocks	3%	4%
Warrants	0%	0%
Rights	0%	—
Fixed Income	53%	35%
Corporate Bonds	21%	19%
Mortgage-Backed Securities Pass-Throughs	11%	0%
Government & Agency Obligations	11%	7%
Collateralized Mortgage Obligations	4%	1%
Asset-Backed	4%	5%
Commercial Mortgage-Backed Securities	2%	3%
Loan Participations and Assignments	0%	0%
Cash Equivalents	5%	0%
Cash Equivalents	5%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks, Preferred Stocks, Warrants, Corporate Bonds and Loan Participations and Assignments)	10/31/23	10/31/22
Financials	25%	22%
Information Technology	15%	19%
Industrials	10%	7%
Health Care	9%	11%
Communication Services	8%	8%
Consumer Discretionary	8%	7%
Energy	7%	8%
Consumer Staples	6%	7%
Utilities	6%	4%
Materials	4%	4%
Real Estate	2%	3%
	100%	100%

DWS Global Income Builder Fund	|	15

Geographical Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	10/31/23	10/31/22
United States	79%	65%
Japan	3%	3%
Canada	2%	4%
France	2%	1%
Switzerland	2%	2%
United Kingdom	1%	3%
Cayman Islands	1%	3%
Other	10%	19%
	100%	100%

Five Largest Equity Holdings at October 31, 2023 (6.4% of Net Assets)	Percent
1Microsoft Corp.	1.9%
Develops, manufactures, licenses, sells and supports software products
2Apple, Inc.	1.7%
Designs, manufactures and markets personal computers and related computing and mobile-communication devices
3Alphabet, Inc.	1.2%
Holding company with subsidiaries that provide Web-based search, maps, hardware products and various software applications
4Amazon.com, Inc.	0.8%
Online retailer offering a wide range of products
5NVIDIA Corp.	0.8%
Designs, develops and markets three dimensional (3D) graphic processors

Five Largest Fixed-Income Long-Term Securities at October 31, 2023 (22.0% of Net Assets)	Percent
1U.S. Treasury Floating Rate Notes	8.7%
5.507%, 7/31/2025
2Federal National Mortgage Association	3.9%
7.00%, 11/25/2053
3Federal National Mortgage Association	3.6%
6.00%, 11/1/2053
4Government National Mortgage Association	3.1%
6.50%, 11/20/2053
5U.S. Treasury Bills	2.7%
5.374%, 3/21/2024
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 17. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 86 for contact information.

16	|	DWS Global Income Builder Fund

Investment Portfolioas of October 31, 2023

	Shares	Value ($)
Common Stocks 40.9%
Communication Services 4.0%
Diversified Telecommunication Services 0.7%
KT Corp. (ADR)	9,200	111,136
Spark New Zealand Ltd.	112,329	325,539
Verizon Communications, Inc.	93,500	3,284,655
		3,721,330
Entertainment 0.5%
NetEase, Inc. (ADR)	7,845	838,787
Netflix, Inc.*	2,031	836,142
Nintendo Co., Ltd.	21,800	902,921
		2,577,850
Interactive Media & Services 2.0%
Alphabet, Inc. “A” *	28,060	3,481,685
Alphabet, Inc. “C” *	26,030	3,261,559
JOYY, Inc. (ADR)	3,300	128,436
Meta Platforms, Inc. “A” *	10,183	3,067,833
Tencent Holdings Ltd. (ADR)	26,838	993,274
		10,932,787
Media 0.2%
Fox Corp. “A”	4,794	145,690
Fox Corp. “B”	8,884	247,952
Interpublic Group of Companies, Inc.	18,714	531,478
Omnicom Group, Inc.	4,933	369,531
Trade Desk, Inc. “A” *	1,572	111,549
		1,406,200
Wireless Telecommunication Services 0.6%
KDDI Corp.	29,500	879,065
SoftBank Corp.	111,000	1,253,995
TIM SA (ADR)	21,900	330,471
T-Mobile U.S., Inc.*	4,300	618,598
		3,082,129
Consumer Discretionary 3.9%
Automobile Components 0.3%
Aisin Corp.	6,500	225,793
Denso Corp.	23,800	351,701
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	17

	Shares	Value ($)
Lear Corp.	4,442	576,394
Magna International, Inc.	8,390	403,180
		1,557,068
Automobiles 0.7%
Honda Motor Co., Ltd.	55,100	560,172
Isuzu Motors Ltd.	9,300	103,633
Tesla, Inc.*	10,778	2,164,653
Toyota Motor Corp.	70,300	1,218,708
		4,047,166
Broadline Retail 1.2%
Alibaba Group Holding Ltd. (ADR)*	8,400	693,336
Amazon.com, Inc.*	32,869	4,374,535
JD.com, Inc. (ADR)	9,224	234,474
PDD Holdings, Inc. (ADR)*	1,900	192,698
Prosus NV	8,657	242,738
Wesfarmers Ltd.	19,733	635,190
		6,372,971
Distributors 0.1%
LKQ Corp.	9,253	406,392
Hotels, Restaurants & Leisure 0.7%
Airbnb, Inc. “A” *	900	106,461
Aristocrat Leisure Ltd.	7,846	192,841
Booking Holdings, Inc.*	128	357,064
Chipotle Mexican Grill, Inc.*	152	295,214
Darden Restaurants, Inc.	4,562	663,908
Evolution AB 144A	2,172	193,036
Genting Singapore Ltd.	376,700	236,760
La Francaise des Jeux SAEM 144A	10,066	324,447
Marriott International, Inc. “A”	705	132,935
Starbucks Corp.	12,800	1,180,672
		3,683,338
Household Durables 0.1%
Garmin Ltd.	7,002	717,915
Panasonic Holdings Corp.	11,800	103,490
		821,405
Specialty Retail 0.6%
Best Buy Co., Inc.	11,726	783,531
Dick’s Sporting Goods, Inc.	1,409	150,693
Home Depot, Inc.	2,793	795,139
Industria de Diseno Textil SA	17,850	616,536
The accompanying notes are an integral part of the financial statements.

18	|	DWS Global Income Builder Fund

	Shares	Value ($)
Lowe’s Companies, Inc.	1,100	209,627
TJX Companies, Inc.	7,537	663,784
USS Co., Ltd.	7,700	134,550
		3,353,860
Textiles, Apparel & Luxury Goods 0.2%
Deckers Outdoor Corp.*	282	168,371
Hermes International SCA	71	132,210
NIKE, Inc. “B”	6,348	652,384
		952,965
Consumer Staples 3.1%
Beverages 0.7%
Ambev SA (ADR)	420,974	1,065,064
Coca-Cola Co.	29,430	1,662,501
Monster Beverage Corp.*	12,691	648,510
PepsiCo, Inc.	3,554	580,297
		3,956,372
Consumer Staples Distribution & Retail 0.6%
Costco Wholesale Corp.	1,031	569,566
Jeronimo Martins SGPS SA	5,576	128,729
Kesko Oyj “B”	38,010	643,016
Sysco Corp.	18,745	1,246,355
Target Corp.	7,311	809,986
		3,397,652
Food Products 0.3%
Darling Ingredients, Inc.*	2,515	111,389
Nestle SA (Registered)	3,663	395,083
Salmar ASA	10,298	488,691
WH Group Ltd. 144A	549,500	328,330
		1,323,493
Household Products 0.4%
Clorox Co.	943	110,991
Procter & Gamble Co.	13,987	2,098,470
		2,209,461
Personal Care Products 0.0%
Unilever PLC	3,711	175,665
Tobacco 1.1%
Japan Tobacco, Inc.	173,600	4,053,840
Philip Morris International, Inc.	19,363	1,726,405
		5,780,245
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	19

	Shares	Value ($)
Energy 2.0%
Energy Equipment & Services 0.0%
Tenaris SA	8,687	137,370
Oil, Gas & Consumable Fuels 2.0%
Canadian Natural Resources Ltd.	14,456	917,970
Chevron Corp.	21,213	3,091,371
ConocoPhillips	1,410	167,508
Coterra Energy, Inc.	5,288	145,420
Diamondback Energy, Inc.	800	128,256
Enbridge, Inc.	35,971	1,152,732
EOG Resources, Inc.	4,230	534,038
Exxon Mobil Corp.	2,166	229,271
Imperial Oil Ltd.	12,409	707,181
ONEOK, Inc.	32,920	2,146,384
Phillips 66	4,928	562,137
Pioneer Natural Resources Co.	3,173	758,347
Valero Energy Corp.	2,400	304,800
		10,845,415
Financials 6.4%
Banks 2.1%
Banco Bradesco SA (ADR)	124,784	348,147
Bank of Nova Scotia	10,864	439,887
BNP Paribas SA	10,314	594,278
CaixaBank SA	278,192	1,131,606
Erste Group Bank AG	3,732	133,722
Fifth Third Bancorp.	41,225	977,445
First Citizens BancShares, Inc. “A”	84	115,982
HSBC Holdings PLC	137,543	990,537
ING Groep NVSeries N	63,751	815,842
Intesa Sanpaolo SpA	690,944	1,802,182
M&T Bank Corp.	2,256	254,364
Mediobanca Banca di Credito Finanziario SpA (a)	102,597	1,226,887
NatWest Group PLC	181,546	393,675
PNC Financial Services Group, Inc.	3,032	347,073
Regions Financial Corp.	25,059	364,107
Societe Generale SA	29,336	659,061
U.S. Bancorp.	3,772	120,251
UniCredit SpA	5,027	126,097
Wells Fargo & Co.	16,000	636,320
		11,477,463
The accompanying notes are an integral part of the financial statements.

20	|	DWS Global Income Builder Fund

	Shares	Value ($)
Capital Markets 1.5%
3i Group PLC	7,552	178,034
Ares Management Corp. “A”	6,426	633,539
BlackRock, Inc.	1,412	864,539
Blackstone, Inc.	9,494	876,771
CME Group, Inc.	705	150,489
Hargreaves Lansdown PLC	35,024	301,252
Partners Group Holding AG	610	644,268
S&P Global, Inc.	3,948	1,379,076
SBI Holdings, Inc.	51,500	1,106,270
Singapore Exchange Ltd.	26,400	182,623
St. James’s Place PLC	57,886	451,102
T. Rowe Price Group, Inc.	13,700	1,239,850
		8,007,813
Consumer Finance 0.1%
American Express Co.	2,746	400,998
Discover Financial Services	3,314	272,013
		673,011
Financial Services 0.6%
Investor AB “B”	16,815	308,775
Mastercard, Inc. “A”	3,021	1,136,953
PayPal Holdings, Inc.*	4,653	241,026
Visa, Inc. “A”	6,648	1,562,945
		3,249,699
Insurance 2.1%
Allianz SE (Registered)	6,403	1,500,121
Assicurazioni Generali SpA	32,359	643,540
AXA SA	7,025	208,347
Chubb Ltd.	1,058	227,068
Cincinnati Financial Corp.	2,115	210,802
Fidelity National Financial, Inc.	43,485	1,699,829
Gjensidige Forsikring ASA	25,758	386,565
Great-West Lifeco, Inc.	5,800	160,689
Manulife Financial Corp.	159,382	2,774,459
Power Corp. of Canada	10,600	255,378
Principal Financial Group, Inc.	7,544	510,578
Progressive Corp.	3,102	490,395
Swiss Re AG	11,431	1,252,114
Travelers Companies, Inc.	2,115	354,136
Zurich Insurance Group AG	892	423,400
		11,097,421
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	21

	Shares	Value ($)
Health Care 4.6%
Biotechnology 0.7%
AbbVie, Inc.	11,957	1,688,089
Amgen, Inc.	2,941	752,014
Gilead Sciences, Inc.	8,298	651,725
Moderna, Inc.*	1,566	118,953
Vertex Pharmaceuticals, Inc.*	1,669	604,362
		3,815,143
Health Care Equipment & Supplies 0.4%
Align Technology, Inc.*	594	109,646
BioMerieux	1,524	146,222
Dexcom, Inc.*	1,766	156,874
DiaSorin SpA	1,254	112,276
Edwards Lifesciences Corp.*	3,176	202,375
Fisher & Paykel Healthcare Corp. Ltd.	29,651	359,273
Hoya Corp.	1,800	173,029
Intuitive Surgical, Inc.*	1,651	432,925
ResMed, Inc.	1,600	225,952
		1,918,572
Health Care Providers & Services 0.9%
Cigna Group	832	257,254
Elevance Health, Inc.	2,418	1,088,318
Humana, Inc.	635	332,543
Molina Healthcare, Inc.*	423	140,838
UnitedHealth Group, Inc.	5,986	3,205,862
		5,024,815
Pharmaceuticals 2.6%
Daiichi Sankyo Co., Ltd.	4,200	108,136
Eli Lilly & Co.	4,212	2,333,153
GSK PLC	37,846	673,923
Hikma Pharmaceuticals PLC	31,205	721,998
Johnson & Johnson	14,608	2,166,951
Merck & Co., Inc.	11,940	1,226,238
Novartis AG (Registered)	20,868	1,945,087
Novo Nordisk AS “B”	16,116	1,552,807
Pfizer, Inc.	49,017	1,497,960
Roche Holding AG	4,989	1,301,394
Sandoz Group AG*	4,173	108,494
Sanofi SA	7,374	670,654
		14,306,795
The accompanying notes are an integral part of the financial statements.

22	|	DWS Global Income Builder Fund

	Shares	Value ($)
Industrials 5.3%
Aerospace & Defense 0.8%
Airbus SE	5,149	689,371
BAE Systems PLC	52,881	710,462
Dassault Aviation SA	1,809	359,589
General Dynamics Corp.	5,167	1,246,849
Huntington Ingalls Industries, Inc.	564	123,978
Kongsberg Gruppen ASA	4,381	179,088
Lockheed Martin Corp.	1,584	720,150
RTX Corp.	4,400	358,116
		4,387,603
Air Freight & Logistics 0.3%
Deutsche Post AG	13,139	512,947
FedEx Corp.	3,000	720,300
United Parcel Service, Inc. “B”	4,126	582,798
		1,816,045
Building Products 0.1%
Builders FirstSource, Inc.*	956	103,745
Carlisle Companies, Inc.	494	125,520
Xinyi Glass Holdings Ltd.	97,000	111,429
		340,694
Commercial Services & Supplies 0.1%
Copart, Inc.*	12,902	561,495
Quad Graphics, Inc.*	10	49
		561,544
Construction & Engineering 0.3%
Bouygues SA	40,485	1,425,310
Electrical Equipment 0.1%
Mitsubishi Electric Corp.	12,600	141,237
Rockwell Automation, Inc.	1,149	301,969
		443,206
Ground Transportation 0.4%
Canadian National Railway Co.	3,573	378,054
J.B. Hunt Transport Services, Inc.	1,410	242,337
MTR Corp. Ltd.	252,500	943,920
TFI International, Inc.	987	109,187
Union Pacific Corp.	3,511	728,919
		2,402,417
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	23

	Shares	Value ($)
Industrial Conglomerates 0.7%
3M Co.	15,652	1,423,549
Honeywell International, Inc.	1,421	260,413
Jardine Cycle & Carriage Ltd.	30,700	632,528
Keppel Corp. Ltd.	300,600	1,365,298
Siemens AG (Registered)	1,007	133,523
		3,815,311
Machinery 1.5%
Caterpillar, Inc.	3,171	716,805
Cummins, Inc.	3,642	787,765
Daimler Truck Holding AG	13,620	428,095
Deere & Co.	1,296	473,507
Dover Corp.	3,100	402,845
Kone Oyj “B”	18,874	817,606
Kubota Corp.	9,100	122,505
Metso Oyj	14,815	130,589
NGK Insulators Ltd.	21,100	257,644
Nordson Corp.	1,300	276,367
PACCAR, Inc.	5,984	493,859
Parker-Hannifin Corp.	1,100	405,801
SKF AB “B”	12,776	207,266
Snap-on, Inc.	1,155	297,921
Techtronic Industries Co., Ltd.	12,000	109,908
Volvo AB “A”	11,636	233,279
Volvo AB “B”	113,340	2,248,893
		8,410,655
Marine Transportation 0.1%
Kuehne & Nagel International AG (Registered)	1,133	305,364
Professional Services 0.6%
Automatic Data Processing, Inc.	4,517	985,700
Paychex, Inc.	13,895	1,543,040
Paycom Software, Inc.	455	111,461
Thomson Reuters Corp.	7,221	864,958
		3,505,159
Trading Companies & Distributors 0.3%
Ashtead Group PLC	2,383	136,336
ITOCHU Corp.	14,700	528,724
Marubeni Corp.	25,900	378,339
United Rentals, Inc.	494	200,698
W.W. Grainger, Inc.	400	291,932
		1,536,029
The accompanying notes are an integral part of the financial statements.

24	|	DWS Global Income Builder Fund

	Shares	Value ($)
Information Technology 8.5%
Communications Equipment 0.6%
Arista Networks, Inc.*	1,246	249,661
Cisco Systems, Inc.	58,703	3,060,187
Telefonaktiebolaget LM Ericsson “B”	28,040	125,228
		3,435,076
IT Services 0.5%
Accenture PLC “A”	1,961	582,593
EPAM Systems, Inc.*	526	114,442
Infosys Ltd. (ADR)	50,200	824,284
International Business Machines Corp.	5,835	843,974
MongoDB, Inc.*	383	131,978
Shopify, Inc. “A” *	4,902	231,500
		2,728,771
Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc.*	11,599	1,142,501
Applied Materials, Inc.	1,974	261,259
ASML Holding NV	3,575	2,139,646
Broadcom, Inc.	1,809	1,522,038
First Solar, Inc.*	800	113,960
Intel Corp.	3,338	121,837
Lam Research Corp.	526	309,404
Monolithic Power Systems, Inc.	716	316,286
NVIDIA Corp.	10,517	4,288,833
QUALCOMM, Inc.	2,124	231,495
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	16,369	1,412,808
Texas Instruments, Inc.	11,386	1,616,926
		13,476,993
Software 3.1%
Adobe, Inc.*	2,757	1,466,889
Autodesk, Inc.*	700	138,341
Cadence Design Systems, Inc.*	3,179	762,483
Fortinet, Inc.*	4,300	245,831
Intuit, Inc.	3,194	1,580,870
Microsoft Corp.	30,861	10,434,413
Oracle Corp.	4,840	500,456
Salesforce, Inc.*	2,000	401,660
ServiceNow, Inc.*	500	290,925
Splunk, Inc.*	800	117,728
Synopsys, Inc.*	776	364,286
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	25

	Shares	Value ($)
UiPath, Inc. “A” *	6,800	105,604
Zoom Video Communications, Inc. “A” *	1,763	105,745
		16,515,231
Technology Hardware, Storage & Peripherals 1.8%
Apple, Inc.	56,024	9,567,219
Brother Industries Ltd.	22,700	354,456
		9,921,675
Materials 1.2%
Chemicals 0.6%
Air Products & Chemicals, Inc.	478	135,007
EMS-Chemie Holding AG (Registered)	635	434,042
LyondellBasell Industries NV “A”	13,355	1,205,155
PPG Industries, Inc.	4,500	552,465
Sasol Ltd. (ADR)	26,200	327,762
Shin-Etsu Chemical Co., Ltd.	21,000	621,779
		3,276,210
Construction Materials 0.1%
CRH PLC	7,941	425,543
Holcim AG	6,463	398,688
		824,231
Metals & Mining 0.5%
Antofagasta PLC	11,171	183,096
JFE Holdings, Inc.	17,200	238,623
Kinross Gold Corp.	67,100	350,318
Nippon Steel Corp.	11,900	256,087
Nucor Corp.	1,601	236,612
Rio Tinto Ltd.	10,672	798,820
Sumitomo Metal Mining Co., Ltd.	17,500	490,334
		2,553,890
Real Estate 1.1%
Diversified REITs 0.1%
WP Carey, Inc.	8,400	450,660
Office REITs 0.0%
Keppel REIT	60,120	34,909
Real Estate Management & Development 0.2%
Daito Trust Construction Co., Ltd.	2,700	289,090
Sino Land Co., Ltd.	198,000	197,949
Swire Pacific Ltd. “A”	71,000	454,839
		941,878
The accompanying notes are an integral part of the financial statements.

26	|	DWS Global Income Builder Fund

	Shares	Value ($)
Retail REITs 0.1%
Simon Property Group, Inc.	7,442	817,801
Specialized REITs 0.7%
American Tower Corp.	700	124,733
Extra Space Storage, Inc.	1,055	109,288
Gaming and Leisure Properties, Inc.	12,659	574,592
Public Storage	3,065	731,646
VICI Properties, Inc.	75,400	2,103,660
		3,643,919
Utilities 0.8%
Electric Utilities 0.5%
CLP Holdings Ltd.	27,000	197,496
NRG Energy, Inc.	8,758	371,164
Power Assets Holdings Ltd.	109,000	521,366
SSE PLC	45,893	912,177
Verbund AG	5,478	476,659
		2,478,862
Gas Utilities 0.3%
Hong Kong & China Gas Co., Ltd.	1,764,000	1,228,476
Naturgy Energy Group SA	18,814	531,898
		1,760,374
Independent Power & Renewable Electricity Producers 0.0%
Northland Power, Inc.	10,700	150,382
Total Common Stocks (Cost $185,556,942)		222,272,065
Preferred Stocks 2.9%
Communication Services 0.4%
AT&T, Inc., 5.35%	100,000	2,095,000
Financials 2.1%
AGNC Investment Corp., Series C, 10.767%	64,439	1,569,090
Charles Schwab Corp., Series D, 5.95%	75,000	1,695,750
Fifth Third Bancorp., Series I, 6.625%	75,000	1,827,750
KeyCorp., Series E, 6.125%	75,000	1,338,750
Morgan Stanley, Series K, 5.85%	75,000	1,639,500
Regions Financial Corp., Series B, 6.375%	80,000	1,677,600
Wells Fargo & Co., Series Y, 5.625%	75,000	1,606,500
		11,354,940
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	27

	Shares	Value ($)
Real Estate 0.4%
Kimco Realty Corp., Series L, 5.125%	75,000	1,440,000
Prologis, Inc., Series Q, 8.54%	236	12,838
Simon Property Group, Inc., Series J, 8.375%	17,000	923,950
		2,376,788
Total Preferred Stocks (Cost $20,081,297)		15,826,728
Rights 0.0%
Health Care
Contra Abiomed, Inc.,* (b) (Cost $1,122)	1,100	1,122
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (b) (Cost $90,209)	506	14,730

	Principal Amount ($) (c)	Value ($)
Corporate Bonds 23.6%
Communication Services 1.4%
AT&T, Inc.:
2.25%, 2/1/2032	368,000	271,948
3.65%, 6/1/2051	560,000	344,666
5.4%, 2/15/2034	500,000	459,415
CCO Holdings LLC, 144A, 5.125%, 5/1/2027	1,725,000	1,588,202
Charter Communications Operating LLC:
3.5%, 3/1/2042	279,000	164,766
3.7%, 4/1/2051	235,000	128,832
Comcast Corp., 5.5%, 5/15/2064	400,000	341,077
Discovery Communications LLC, 4.0%, 9/15/2055	200,000	114,875
Expedia Group, Inc., 3.25%, 2/15/2030	500,000	414,055
Meituan, 144A, 2.125%, 10/28/2025	505,000	465,547
Rogers Communications, Inc., 3.8%, 3/15/2032	854,000	692,553
Tencent Holdings Ltd., REG S, 2.39%, 6/3/2030	1,700,000	1,344,448
T-Mobile U.S.A., Inc.:
3.3%, 2/15/2051	700,000	411,356
3.6%, 11/15/2060	145,000	84,352
4.375%, 4/15/2040	335,000	259,101
The accompanying notes are an integral part of the financial statements.

28	|	DWS Global Income Builder Fund

	Principal Amount ($) (c)	Value ($)
Verizon Communications, Inc.:
2.65%, 11/20/2040	225,000	136,007
3.7%, 3/22/2061	300,000	182,965
		7,404,165
Consumer Discretionary 1.2%
Dollar General Corp., 5.45%, 7/5/2033 (a)	940,000	858,406
Ford Motor Credit Co. LLC:
2.7%, 8/10/2026	600,000	537,801
2.9%, 2/16/2028	686,000	583,556
3.375%, 11/13/2025	750,000	699,902
3.625%, 6/17/2031	410,000	323,900
General Motors Co., 5.6%, 10/15/2032 (a)	1,500,000	1,369,704
General Motors Financial Co., Inc.:
2.35%, 1/8/2031	500,000	372,298
3.1%, 1/12/2032	510,000	387,818
5.4%, 4/6/2026	400,000	391,461
Lowe’s Companies, Inc., 5.625%, 4/15/2053	300,000	259,239
Warnermedia Holdings, Inc.:
5.05%, 3/15/2042	320,000	237,033
5.141%, 3/15/2052	575,000	406,879
		6,427,997
Consumer Staples 1.1%
Anheuser-Busch Companies LLC, 4.9%, 2/1/2046	965,000	803,629
Anheuser-Busch InBev Worldwide, Inc., 4.35%, 6/1/2040	270,000	218,000
J M Smucker Co.:
6.5%, 11/15/2043	460,000	436,557
6.5%, 11/15/2053	270,000	254,576
JBS USA LUX SA:
2.5%, 1/15/2027	1,470,000	1,291,042
3.625%, 1/15/2032	470,000	361,288
144A, 6.75%, 3/15/2034	820,000	768,406
Philip Morris International, Inc.:
5.125%, 2/15/2030	850,000	800,752
5.625%, 11/17/2029	340,000	332,724
5.75%, 11/17/2032	260,000	248,404
Viterra Finance BV, 144A, 5.25%, 4/21/2032	700,000	627,176
		6,142,554
Energy 2.8%
BP Capital Markets PLC, 4.375%, Perpetual (a) (d)	1,250,000	1,186,736
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	1,000,000	995,154
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	29

	Principal Amount ($) (c)	Value ($)
Cheniere Energy Partners LP, 4.0%, 3/1/2031	1,250,000	1,046,708
Cheniere Energy, Inc., 4.625%, 10/15/2028	1,765,000	1,612,671
Columbia Pipelines Holding Co. LLC, 144A, 6.055%, 8/15/2026	230,000	229,662
Columbia Pipelines Operating Co. LLC:
144A, 5.927%, 8/15/2030	430,000	415,197
144A, 6.497%, 8/15/2043	160,000	148,744
Ecopetrol SA, 6.875%, 4/29/2030	1,700,000	1,530,737
Energy Transfer LP:
5.0%, 5/15/2050	1,159,000	869,002
6.55%, 12/1/2033	520,000	513,141
Enterprise Products Operating LLC, 4.2%, 1/31/2050	491,000	359,632
MPLX LP, 5.0%, 3/1/2033	300,000	265,660
Occidental Petroleum Corp., 8.875%, 7/15/2030	1,700,000	1,887,782
Targa Resources Corp., 6.5%, 2/15/2053	450,000	410,295
Targa Resources Partners LP, 6.5%, 7/15/2027	1,750,000	1,729,525
TransCanada PipeLines Ltd., 2.5%, 10/12/2031	475,000	358,313
Western Midstream Operating LP, 5.3%, 3/1/2048	465,000	347,380
Williams Companies, Inc.:
4.65%, 8/15/2032	670,000	590,353
5.65%, 3/15/2033	520,000	490,597
		14,987,289
Financials 8.1%
AerCap Ireland Capital DAC, 1.75%, 1/30/2026	388,000	348,899
Air Lease Corp., Series C, 4.125%, Perpetual (d)	1,450,000	1,043,410
Aircastle Ltd.:
Series A, 144A, 5.25%, Perpetual (d)	690,000	541,062
144A, 6.5%, 7/18/2028	530,000	510,453
Ally Financial, Inc., Series B, 4.7%, Perpetual (d)	3,000,000	1,947,296
American Express Co., 5.282%, 7/27/2029	770,000	739,127
Bank of America Corp.:
2.972%, 2/4/2033	760,000	582,490
Series RR, 4.375%, Perpetual (d)	4,000,000	3,228,404
Bank of New York Mellon Corp.:
Series H, 3.7%, Perpetual (a) (d)	1,069,000	919,611
Series I, 3.75%, Perpetual (d)	2,051,000	1,587,486
Barclays PLC, 6.49%, 9/13/2029	620,000	604,449
Blackstone Secured Lending Fund:
2.85%, 9/30/2028	610,000	494,380
3.625%, 1/15/2026	925,000	854,470
BNP Paribas SA, 144A, 8.5%, Perpetual (d)	1,020,000	977,352
The accompanying notes are an integral part of the financial statements.

30	|	DWS Global Income Builder Fund

	Principal Amount ($) (c)	Value ($)
Capital One Financial Corp.:
Series M, 3.95%, Perpetual (d)	1,520,000	1,057,890
7.149%, 10/29/2027 (e)	850,000	850,126
7.624%, 10/30/2031 (e)	540,000	539,738
Charles Schwab Corp.:
Series I, 4.0%, Perpetual (d)	1,555,000	1,234,158
5.853%, 5/19/2034	950,000	871,316
6.136%, 8/24/2034	760,000	711,818
Citigroup, Inc.:
3.057%, 1/25/2033	400,000	307,963
6.27%, 11/17/2033	700,000	679,671
7.625%, Perpetual (d)	1,500,000	1,444,415
Corebridge Financial, Inc., 144A, 6.05%, 9/15/2033	726,000	681,492
Enstar Finance LLC, 5.5%, 1/15/2042	1,100,000	876,795
HSBC Holdings PLC, 7.39%, 11/3/2028	566,000	580,603
Huntington Bancshares, Inc., 6.208%, 8/21/2029	1,500,000	1,441,937
KKR Group Finance Co., XII LLC, 144A, 4.85%, 5/17/2032	760,000	674,715
Macquarie Group Ltd., 144A, 5.887%, 6/15/2034	340,000	311,734
MDGH GMTN RSC Ltd., REG S, 3.7%, 11/7/2049	245,000	163,027
Morgan Stanley:
2.484%, 9/16/2036	789,000	558,150
5.25%, 4/21/2034	730,000	657,737
Natwest Group PLC, 6.016%, 3/2/2034	290,000	270,024
Nippon Life Insurance Co., 144A, 2.75%, 1/21/2051	700,000	537,474
PNC Financial Services Group, Inc.:
Series T, 3.4%, Perpetual (d)	1,740,000	1,252,002
Series W, 6.25%, Perpetual (d)	2,385,000	1,962,857
REC Ltd., 144A, 5.25%, 11/13/2023	570,000	569,984
Societe Generale SA:
144A, 5.375%, Perpetual (d)	1,650,000	1,183,390
144A, 6.221%, 6/15/2033	1,275,000	1,123,069
144A, 9.375%, Perpetual (d)	660,000	637,147
State Street Corp., 4.164%, 8/4/2033	730,000	618,355
Synchrony Bank:
5.4%, 8/22/2025	420,000	401,098
5.625%, 8/23/2027	250,000	228,437
The Goldman Sachs Group, Inc.:
2.615%, 4/22/2032	930,000	708,566
Series T, 3.8%, Perpetual (d)	1,050,000	820,570
Series W, 7.5%, Perpetual (d)	1,200,000	1,176,903
Truist Financial Corp.:
Series N, 4.8%, Perpetual (d)	2,000,000	1,639,025
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	31

	Principal Amount ($) (c)	Value ($)
5.122%, 1/26/2034	460,000	394,690
U.S. Bancorp.:
4.839%, 2/1/2034	680,000	581,026
5.775%, 6/12/2029	1,300,000	1,250,030
5.85%, 10/21/2033	330,000	303,180
UBS Group AG, 144A, 4.375%, Perpetual (d)	743,000	515,831
		44,195,832
Health Care 1.4%
Amgen, Inc.:
5.25%, 3/2/2033	460,000	428,998
5.65%, 3/2/2053	410,000	360,600
Centene Corp., 2.625%, 8/1/2031	790,000	593,290
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029	1,750,000	1,477,123
CVS Health Corp., 5.05%, 3/25/2048	1,000,000	786,085
HCA, Inc.:
4.125%, 6/15/2029	600,000	532,543
5.5%, 6/15/2047	280,000	225,555
Humana, Inc., 5.875%, 3/1/2033	200,000	193,909
Quest Diagnostics, Inc., 6.4%, 11/30/2033 (e)	490,000	488,525
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/2026	2,700,000	2,377,147
		7,463,775
Industrials 1.2%
American Airlines, Inc., 144A, 5.5%, 4/20/2026	516,667	502,432
Block, Inc., 2.75%, 6/1/2026	200,000	179,472
Boeing Co., 5.805%, 5/1/2050	635,000	546,672
Delta Air Lines, Inc., 3.75%, 10/28/2029	865,000	735,522
Empresa de los Ferrocarriles del Estado, 144A, 3.068%, 8/18/2050	239,000	128,856
Global Payments, Inc., 5.95%, 8/15/2052	400,000	337,698
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	825,000	814,999
Penske Truck Leasing Co. LP, 144A, 6.05%, 8/1/2028	920,000	902,600
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	1,120,000	1,112,912
RTX Corp., 5.375%, 2/27/2053	375,000	317,876
Ryder System, Inc., 6.6%, 12/1/2033 (e)	520,000	516,137
United Rentals North America, Inc., 144A, 6.0%, 12/15/2029	620,000	596,553
		6,691,729
The accompanying notes are an integral part of the financial statements.

32	|	DWS Global Income Builder Fund

	Principal Amount ($) (c)	Value ($)
Information Technology 1.9%
Broadcom, Inc.:
144A, 2.6%, 2/15/2033	350,000	253,940
144A, 4.15%, 4/15/2032	650,000	549,973
Concentrix Corp., 6.6%, 8/2/2028	610,000	585,631
Dell International LLC, 5.3%, 10/1/2029	485,000	462,674
Fiserv, Inc., 5.625%, 8/21/2033	290,000	272,017
Hewlett Packard Enterprise Co., 5.9%, 10/1/2024	1,700,000	1,696,934
HP, Inc., 5.5%, 1/15/2033	1,200,000	1,101,664
Marvell Technology, Inc.:
2.95%, 4/15/2031	525,000	414,442
5.95%, 9/15/2033	340,000	322,934
Micron Technology, Inc., 6.75%, 11/1/2029	1,200,000	1,205,833
MSCI, Inc., 144A, 3.625%, 9/1/2030	435,000	359,954
Open Text Corp., 144A, 3.875%, 2/15/2028	1,150,000	999,436
Oracle Corp.:
3.65%, 3/25/2041	675,000	459,651
5.55%, 2/6/2053	270,000	224,314
6.9%, 11/9/2052	305,000	300,548
SK Hynix, Inc., 144A, 1.5%, 1/19/2026	947,000	851,555
		10,061,500
Materials 1.3%
AngloGold Ashanti Holdings PLC, 3.75%, 10/1/2030	800,000	629,879
Berry Global, Inc., 1.65%, 1/15/2027	1,750,000	1,507,994
Braskem Netherlands Finance BV:
144A, 7.25%, 2/13/2033	1,150,000	993,111
144A, 8.5%, 1/12/2031	460,000	430,652
Celanese U.S. Holdings LLC:
6.165%, 7/15/2027	550,000	536,827
6.35%, 11/15/2028	270,000	263,608
Corp. Nacional del Cobre de Chile, 144A, 5.95%, 1/8/2034	620,000	575,914
Glencore Funding LLC, 144A, 6.375%, 10/6/2030	575,000	563,324
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025	1,511,000	1,469,447
Nutrien Ltd., 5.8%, 3/27/2053	210,000	183,493
		7,154,249
Real Estate 0.2%
Boston Properties LP:
(REIT), 2.55%, 4/1/2032	535,000	371,144
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	33

	Principal Amount ($) (c)		Value ($)
(REIT), 6.75%, 12/1/2027		490,000	482,219
Kimco Realty OP LLC, (REIT), 6.4%, 3/1/2034		360,000	353,402
			1,206,765
Utilities 3.0%
CMS Energy Corp., 3.75%, 12/1/2050		2,600,000	1,871,699
Constellation Energy Generation LLC, 6.5%, 10/1/2053		510,000	479,014
Duke Energy Corp., 3.25%, 1/15/2082		1,350,000	969,861
Eskom Holdings SOC Ltd., REG S, 6.35%, 8/10/2028		1,425,000	1,287,915
Jersey Central Power & Light Co., 144A, 2.75%, 3/1/2032		460,000	352,762
Nevada Power Co., 6.0%, 3/15/2054		510,000	468,788
NextEra Energy Operating Partners LP:
144A, 3.875%, 10/15/2026		1,035,000	941,042
144A, 4.25%, 7/15/2024		1,050,000	1,029,805
NRG Energy, Inc., 144A, 2.45%, 12/2/2027		1,370,000	1,153,563
Ohio Edison Co., 144A, 5.5%, 1/15/2033		390,000	362,639
Pacific Gas and Electric Co.:
2.5%, 2/1/2031		130,000	96,371
3.25%, 6/1/2031		490,000	380,392
3.3%, 8/1/2040		370,000	224,500
5.45%, 6/15/2027		550,000	525,512
6.7%, 4/1/2053		650,000	575,732
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 144A, 2.875%, 10/25/2025	EUR	1,505,000	1,534,158
Sempra:
4.125%, 4/1/2052		1,880,000	1,448,116
5.5%, 8/1/2033		390,000	362,693
Sierra Pacific Power Co., 144A, 5.9%, 3/15/2054		290,000	261,565
Southern Co.:
Series 21-A, 3.75%, 9/15/2051		1,241,000	1,061,169
5.2%, 6/15/2033		460,000	422,822
Xcel Energy, Inc., 4.6%, 6/1/2032		780,000	689,522
			16,499,640
Total Corporate Bonds (Cost $147,897,656)			128,235,495
Asset-Backed 4.1%
Automobile Receivables 0.7%
CPS Auto Receivables Trust, “C” , Series 2023-C, 144A, 6.27%, 10/15/2029		400,000	395,511
Foursight Capital Automobile Receivables Trust, “C” , Series 2023-2, 144A, 6.21%, 4/16/2029		1,500,000	1,471,540
The accompanying notes are an integral part of the financial statements.

34	|	DWS Global Income Builder Fund

	Principal Amount ($) (c)	Value ($)
Hertz Vehicle Financing III LLC, “C” , Series 2023-1A, 144A, 6.91%, 6/25/2027	1,270,000	1,254,746
JPMorgan Chase Bank NA, “E” , Series 2021-1, 144A, 2.365%, 9/25/2028	338,909	332,221
Santander Drive Auto Receivables Trust, “C” , Series 2023-3, 5.77%, 11/15/2030	400,000	393,170
		3,847,188
Miscellaneous 3.4%
CF Hippolyta Issuer LLC, “B1” , Series 2021-1A, 144A, 1.98%, 3/15/2061	2,949,861	2,534,652
DB Master Finance LLC, “A23” , Series 2021-1A, 144A, 2.791%, 11/20/2051	6,263,438	4,730,048
Dell Equipment Finance Trust, “A1” , Series 2023-1, 144A, 5.456%, 3/22/2024	1,787,805	1,787,579
Frontier Issuer LLC, “A2” , Series 2023-1, 144A, 6.6%, 8/20/2053	500,000	474,363
Madison Park Funding XXXVIII Ltd., “C” , Series 2021-38A, 144A, 90-day average SOFR + 2.162%, 7.564% (f), 7/17/2034	950,000	915,809
Mosaic Solar Loan Trust, “B” , Series 2023-1A, 144A, 6.92%, 6/20/2053	1,436,831	1,385,043
Venture 37 CLO Ltd., “A1R” , Series 2019-37A, 144A, 90-day average SOFR + 1.412%, 6.806% (f), 7/15/2032	4,690,000	4,610,308
Wendy’s Funding LLC, “A2II” , Series 2021-1A, 144A, 2.775%, 6/15/2051	2,508,265	1,925,362
		18,363,164
Total Asset-Backed (Cost $24,943,343)		22,210,352
Mortgage-Backed Securities Pass-Throughs 12.7%
Federal National Mortgage Association:
5.0%, 11/1/2053 (e)	6,000,000	5,531,322
5.5%, 11/1/2053 (e)	6,000,000	5,691,414
6.0%, 11/1/2053 (e)	20,000,000	19,462,400
6.5%, 11/1/2053 (e)	12,000,000	11,929,104
Government National Mortgage Association:
5.5%, 11/20/2053 (e)	10,000,000	9,560,720
6.5%, with various maturities from 8/20/2034 - 11/20/2053 (e)	17,015,625	16,976,360
Total Mortgage-Backed Securities Pass-Throughs (Cost $69,137,183)		69,151,320
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	35

	Principal Amount ($) (c)	Value ($)
Commercial Mortgage-Backed Securities 1.7%
2023-MIC Trust, “B” , Series 2023-MIC, 144A, 9.532%, 11/5/2028	2,400,000	2,402,066
Benchmark Mortgage Trust, “A4” , Series 2020-IG3, 144A, 2.437%, 9/15/2048	400,000	300,650
BXP Trust, “B” , Series 2021-601L, 144A, 2.775%, 1/15/2044	750,000	506,127
Citigroup Commercial Mortgage Trust:
“A” , Series 2013-375P, 144A, 3.251%, 5/10/2035	814,414	758,381
“F” , Series 2021-PRM2, 144A, 30-day average SOFR + 3.864%, 9.199% (f), 10/15/2038	1,400,000	1,372,059
Cold Storage Trust, “D” , Series 2020-ICE5, 144A, 30-day average SOFR + 2.214%, 7.55% (f), 11/15/2037	737,243	725,681
CSAIL Commercial Mortgage Trust, “AS” , Series 2016-C6, 3.346%, 1/15/2049	500,000	431,060
Freddie Mac Multifamily Structured Credit Risk, “M2” , Series 2021-MN1, 144A, 30-day average SOFR + 3.75%, 9.071% (f), 1/25/2051	1,098,000	1,056,996
JPMorgan Chase Commercial Mortgage Securities Trust:
“A” , Series 2021-1MEM, 144A, 2.516%, 10/9/2042	1,000,000	714,235
“A” , Series 2019-OSB, 144A, 3.397%, 6/5/2039	500,000	419,626
Morgan Stanley Capital I Trust, “A” , Series 2019-MEAD, 144A, 3.17%, 11/10/2036	650,000	600,874
Total Commercial Mortgage-Backed Securities (Cost $9,427,425)		9,287,755
Collateralized Mortgage Obligations 5.0%
Connecticut Avenue Securities Trust, “1M2” , Series 2020-R01, 144A, 30-day average SOFR + 2.164%, 7.485% (f), 1/25/2040	349,815	353,314
Federal National Mortgage Association:
“I” , Series 2003-84, Interest Only, 6.0%, 9/25/2033	121,910	20,991
“FG” , Series 2023-53, 30-day average SOFR + 1.9%, 7.0% (f), 11/25/2053	21,000,000	20,980,312
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2” , Series 2020-DNA2, 144A, 30-day average SOFR + 1.964%, 7.285% (f), 2/25/2050	1,833,218	1,847,480
“M1B” , Series 2022-DNA2, 144A, 30-day average SOFR + 2.4%, 7.721% (f), 2/25/2042	1,000,000	1,001,871
“M2” , Series 2019-DNA2, 144A, 30-day average SOFR + 2.564%, 7.885% (f), 3/25/2049	1,211,670	1,217,688
The accompanying notes are an integral part of the financial statements.

36	|	DWS Global Income Builder Fund

	Principal Amount ($) (c)	Value ($)
JPMorgan Mortgage Trust, “AM” , Series 2016-3, 144A, 3.236%, 10/25/2046	813,910	695,002
Western Mortgage Reference Notes, “M1” , Series 2021-CL2, 144A, 30-day average SOFR + 3.15%, 8.471% (f), 7/25/2059	974,764	961,726
Total Collateralized Mortgage Obligations (Cost $27,174,285)		27,078,384
Government & Agency Obligations 12.8%
Sovereign Bonds 0.4%
Brazilian Government International Bond, 3.875%, 6/12/2030	947,000	813,588
Indonesia Government International Bond, 3.85%, 10/15/2030	1,700,000	1,508,514
United Mexican States, 3.5%, 2/12/2034	260,000	198,531
		2,520,633
U.S. Treasury Obligations 12.4%
U.S. Treasury Bills, 5.374% (g), 3/21/2024 (h)	15,000,000	14,687,230
U.S. Treasury Bonds, 3.625%, 2/15/2053	939,100	731,764
U.S. Treasury Floating Rate Notes, 3-month U.S. Treasury Bill Money Market Yield + 0.125%, 5.507% (f), 7/31/2025	47,268,000	47,260,231
U.S. Treasury Notes:
3.5%, 2/15/2033	1,725,300	1,544,413
4.625%, 9/30/2028	3,089,600	3,061,601
		67,285,239
Total Government & Agency Obligations (Cost $70,558,553)		69,805,872
Loan Participations and Assignments 0.4%
Senior Loans (f) 0.4%
Hilton Domestic Operating Co., Inc., Term Loan B2, 30-day average SOFR + 1.75%, 7.174%, 6/22/2026	1,389,235	1,389,937
TransDigm, Inc., Term Loan I, 90-day average SOFR + 3.25%, 8.64%, 8/24/2028	1,046,673	1,046,673
		2,436,610
Total Loan Participations and Assignments (Cost $2,436,899)		2,436,610

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	37

	Shares	Value ($)
Exchange-Traded Funds 3.1%
SPDR Bloomberg Convertible Securities ETF (Cost $13,817,168)	259,040	16,790,973
Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.25% (i) (j) (Cost $2,061,155)	2,061,155	2,061,155
Cash Equivalents 5.6%
DWS Central Cash Management Government Fund, 5.36% (i) (Cost $30,372,543)	30,372,543	30,372,543

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $603,555,780)	113.2	615,545,104
Other Assets and Liabilities, Net	(13.2)	(71,951,361)
Net Assets	100.0	543,593,743
A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2023 are as follows:
Value ($) at 10/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 10/31/2023	Value ($) at 10/31/2023
Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.25% (i) (j)
—	2,061,155 (k)	—	—	—	84,568	—	2,061,155	2,061,155
Cash Equivalents 5.6%
DWS Central Cash Management Government Fund, 5.36% (i)
847,361	322,303,843	292,778,661	—	—	921,653	—	30,372,543	30,372,543
847,361	324,364,998	292,778,661	—	—	1,006,221	—	32,433,698	32,433,698

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at October 31, 2023 amounted to $1,998,576, which is 0.4% of net assets.

(b)	Investment was valued using significant unobservable inputs.
(c)	Principal amount stated in U.S. dollars unless otherwise noted.
(d)	Perpetual, callable security with no stated maturity date.
(e)	When-issued or delayed delivery securities included.
The accompanying notes are an integral part of the financial statements.

38	|	DWS Global Income Builder Fund

(f)
Variable or floating rate security. These securities are shown at their current rate as of
October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(g)	Annualized yield at time of purchase; not a coupon rate.
(h)	At October 31, 2023, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(i)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(j)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(k)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
CLO: Collateralized Loan Obligation
Interest Only: Interest Only (IO) bonds represent the “interest only”  portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

MSCI: Morgan Stanley Capital International
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the
United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
S&P: Standard & Poor’s
SOC: State Owned Company
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor’s Depositary Receipt
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.
At October 31, 2023, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	12/29/2023	31	3,290,259	3,238,773	(51,486)
MSCI E-Mini Emerging Market Index	USD	12/15/2023	510	25,208,025	23,439,600	(1,768,425)
MSCI World Index	USD	12/15/2023	1,010	94,330,062	87,344,800	(6,985,262)
TOPIX Index	JPY	12/7/2023	78	12,035,917	11,599,010	(436,907)
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	39

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
Ultra 10 Year U.S. Treasury Note	USD	12/19/2023	88	10,037,051	9,576,875	(460,176)
Ultra Long U.S. Treasury Bond	USD	12/19/2023	107	13,704,067	12,044,188	(1,659,879)
Total unrealized depreciation						(11,362,135)
At October 31, 2023, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Euro Stoxx 50 Index	EUR	12/15/2023	123	5,567,967	5,296,956	271,011
Euro-Schatz	EUR	12/7/2023	106	11,819,672	11,796,284	23,388
S&P 500 E-Mini Index	USD	12/15/2023	137	31,094,438	28,853,913	2,240,525
Total unrealized appreciation						2,534,924

At October 31, 2023, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	20,050,538	EUR	18,608,896	12/13/2023	(324,747)	JPMorgan Chase Securities, Inc.
Currency Abbreviation(s)

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

40	|	DWS Global Income Builder Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$18,358,776	$3,361,520	$—	$21,720,296
Consumer Discretionary	15,923,360	5,271,805	—	21,195,165
Consumer Staples	10,629,534	6,213,354	—	16,842,888
Energy	10,982,785	—	—	10,982,785
Financials	19,045,109	15,460,298	—	34,505,407
Health Care	17,192,032	7,873,293	—	25,065,325
Industrials	15,840,087	13,109,250	—	28,949,337
Information Technology	43,458,416	2,619,330	—	46,077,746
Materials	2,807,319	3,847,012	—	6,654,331
Real Estate	4,912,380	976,787	—	5,889,167
Utilities	521,546	3,868,072	—	4,389,618
Preferred Stocks (a)	15,826,728	—	—	15,826,728
Rights	—	—	1,122	1,122
Warrants	—	—	14,730	14,730
Corporate Bonds (a)	—	128,235,495	—	128,235,495
Asset-Backed (a)	—	22,210,352	—	22,210,352
Mortgage-Backed Securities Pass-Throughs	—	69,151,320	—	69,151,320
Commercial Mortgage-Backed Securities	—	9,287,755	—	9,287,755
Collateralized Mortgage Obligations	—	27,078,384	—	27,078,384
Government & Agency Obligations (a)	—	69,805,872	—	69,805,872
Loan Participations and Assignments	—	2,436,610	—	2,436,610
Exchange-Traded Funds	16,790,973	—	—	16,790,973
Short-Term Investments (a)	32,433,698	—	—	32,433,698
Derivatives (b)
Futures Contracts	2,534,924	—	—	2,534,924
Total	$227,257,667	$390,806,509	$15,852	$618,080,028

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	41

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(11,362,135)	$—	$—	$(11,362,135)
Forward Foreign Currency Contracts	—	(324,747)	—	(324,747)
Total	$(11,362,135)	$(324,747)	$—	$(11,686,882)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

42	|	DWS Global Income Builder Fund

Statement of Assets and Liabilities
as of October 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $571,122,082) — including $1,998,576 of securities loaned	$583,111,406
Investment in DWS Government & Agency Securities Portfolio (cost $2,061,155)*	2,061,155
Investment in DWS Central Cash Management Government Fund (cost $30,372,543)	30,372,543
Cash	20,200
Foreign currency, at value (cost $313,419)	304,984
Receivable for investments sold	1,906,686
Receivable for Fund shares sold	38,214
Dividends receivable	433,728
Interest receivable	2,036,499
Receivable for variation margin on futures contracts	201,578
Foreign taxes recoverable	666,275
Other assets	32,025
Total assets	621,185,293
Liabilities
Payable upon return of securities loaned	2,061,155
Payable for investments purchased	2,438,938
Payable for investments purchased — when-issued/delayed-delivery securities	2,398,518
Payable for investments purchased — TBA purchase commitments	69,295,089
Payable for Fund shares redeemed	341,302
Unrealized depreciation on forward foreign currency contracts	324,747
Accrued management fee	174,186
Accrued Trustees' fees	4,847
Other accrued expenses and payables	552,768
Total liabilities	77,591,550
Net assets, at value	$543,593,743
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	43

Statement of Assets and Liabilities as of October 31, 2023 (continued)

Net Assets Consist of
Distributable earnings (loss)	(13,580,796)
Paid-in capital	557,174,539
Net assets, at value	$543,593,743
Net Asset Value
Class A
Net Asset Value and redemption price per share ($388,246,480 ÷ 46,101,265 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.42
Maximum offering price per share (100 ÷ 94.25 of $8.42)	$8.93
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,104,305 ÷ 368,630 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.42
Class R6
Net Asset Value, offering and redemption price per share ($9,423,825 ÷ 1,121,094 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.41
Class S
Net Asset Value, offering and redemption price per share ($123,307,240 ÷ 14,643,432 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.42
Institutional Class
Net Asset Value, offering and redemption price per share ($19,511,893 ÷ 2,319,996 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.41
The accompanying notes are an integral part of the financial statements.

44	|	DWS Global Income Builder Fund

Statement of Operations
for the year ended October 31, 2023

Investment Income
Income:
Dividends (net of foreign taxes withheld of $770,060)	$11,776,624
Interest	10,907,027
Income distributions — DWS Central Cash Management Government Fund	921,653
Securities lending income, net of borrower rebates	84,568
Total income	23,689,872
Expenses:
Management fee	2,152,385
Administration fee	564,274
Services to shareholders	868,089
Distribution and service fees	984,486
Custodian fee	57,728
Professional fees	132,046
Reports to shareholders	93,033
Registration fees	89,448
Trustees' fees and expenses	23,912
Other	54,984
Total expenses	5,020,385
Net investment income	18,669,487
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,591,214
Swap contracts	1,414,031
Futures	(2,782,970)
Forward foreign currency contracts	1,343,232
Foreign currency	(21,231)
3,544,276
Change in net unrealized appreciation (depreciation) on:
Investments	21,545,397
Swap contracts	(1,367,909)
Futures	(5,188,064)
Forward foreign currency contracts	(335,190)
Foreign currency	(1,147,946)
13,506,288
Net gain (loss)	17,050,564
Net increase (decrease) in net assets resulting from operations	$35,720,051
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	45

Statements of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$18,669,487	$16,356,939
Net realized gain (loss)	3,544,276	(21,656,764)
Change in net unrealized appreciation (depreciation)	13,506,288	(123,406,386)
Net increase (decrease) in net assets resulting from operations	35,720,051	(128,706,211)
Distributions to shareholders:
Class A	(12,163,273)	(50,480,124)
Class C	(75,521)	(551,768)
Class R6	(324,707)	(1,082,620)
Class S	(4,095,922)	(16,837,697)
Institutional Class	(617,570)	(2,459,495)
Total distributions	(17,276,993)	(71,411,704)
Fund share transactions:
Proceeds from shares sold	15,637,755	17,236,343
Reinvestment of distributions	16,594,566	68,679,024
Payments for shares redeemed	(73,285,033)	(83,535,756)
Net increase (decrease) in net assets from Fund share transactions	(41,052,712)	2,379,611
Increase (decrease) in net assets	(22,609,654)	(197,738,304)
Net assets at beginning of period	566,203,397	763,941,701
Net assets at end of period	$543,593,743	$566,203,397

The accompanying notes are an integral part of the financial statements.

46	|	DWS Global Income Builder Fund

Financial Highlights
DWS Global Income Builder Fund — Class A
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$8.17	$11.01	$9.26	$9.55	$8.97
Income (loss) from investment operations:
Net investment income[a]	.28	.23	.23	.22	.28
Net realized and unrealized gain (loss)	.23	(2.04)	1.74	(.23 )	.73
Total from investment operations	.51	(1.81)	1.97	(.01 )	1.01
Less distributions from:
Net investment income	(.26 )	(.23 )	(.22 )	(.28 )	(.36 )
Net realized gains	—	(.80 )	—	—	(.07 )
Total distributions	(.26 )	(1.03)	(.22 )	(.28 )	(.43 )
Net asset value, end of period	$8.42	$8.17	$11.01	$9.26	$9.55
Total Return (%)[b]	6.01	(17.80)	21.39	.07	11.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	388	404	543	487	538
Ratio of expenses (%)	.91	.89	.88	.89	.91
Ratio of net investment income (%)	3.16	2.40	2.13	2.38	3.02
Portfolio turnover rate (%)	164	88	124	131	161

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	47

DWS Global Income Builder Fund — Class C
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$8.17	$11.01	$9.25	$9.55	$8.96
Income (loss) from investment operations:
Net investment income[a]	.20	.15	.14	.15	.21
Net realized and unrealized gain (loss)	.23	(2.04)	1.76	(.24 )	.73
Total from investment operations	.43	(1.89)	1.90	(.09 )	.94
Less distributions from:
Net investment income	(.18 )	(.15 )	(.14 )	(.21 )	(.28 )
Net realized gains	—	(.80 )	—	—	(.07 )
Total distributions	(.18 )	(.95 )	(.14 )	(.21 )	(.35 )
Net asset value, end of period	$8.42	$8.17	$11.01	$9.25	$9.55
Total Return (%)[b]	5.24	(18.58)	20.54	(.82 )	10.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	7	8	9
Ratio of expenses (%)	1.76	1.72	1.70	1.69	1.68
Ratio of net investment income (%)	2.30	1.54	1.32	1.58	2.26
Portfolio turnover rate (%)	164	88	124	131	161

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
The accompanying notes are an integral part of the financial statements.

48	|	DWS Global Income Builder Fund

DWS Global Income Builder Fund — Class R6
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$8.16	$10.99	$9.24	$9.54	$8.95
Income (loss) from investment operations:
Net investment income[a]	.31	.26	.26	.25	.29
Net realized and unrealized gain (loss)	.23	(2.03)	1.75	(.24 )	.76
Total from investment operations	.54	(1.77)	2.01	.01	1.05
Less distributions from:
Net investment income	(.29 )	(.26 )	(.26 )	(.31 )	(.39 )
Net realized gains	—	(.80 )	—	—	(.07 )
Total distributions	(.29 )	(1.06)	(.26 )	(.31 )	(.46 )
Net asset value, end of period	$8.41	$8.16	$10.99	$9.24	$9.54
Total Return (%)	6.50	(17.56)	21.83	.30	12.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	9	11	7	7
Ratio of expenses (%)	.58	.56	.55	.56	.58
Ratio of net investment income (%)	3.50	2.75	2.48	2.70	3.15
Portfolio turnover rate (%)	164	88	124	131	161

[a]	Based on average shares outstanding during the period.
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	49

DWS Global Income Builder Fund — Class S
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$8.17	$11.01	$9.25	$9.55	$8.97
Income (loss) from investment operations:
Net investment income[a]	.29	.24	.25	.24	.29
Net realized and unrealized gain (loss)	.23	(2.03)	1.75	(.24 )	.74
Total from investment operations	.52	(1.79)	2.00	(.00 )*	1.03
Less distributions from:
Net investment income	(.27 )	(.25 )	(.24 )	(.30 )	(.38 )
Net realized gains	—	(.80 )	—	—	(.07 )
Total distributions	(.27 )	(1.05)	(.24 )	(.30 )	(.45 )
Net asset value, end of period	$8.42	$8.17	$11.01	$9.25	$9.55
Total Return (%)	6.33	(17.74)	21.76	.17	11.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	123	130	178	163	186
Ratio of expenses (%)	.73	.71	.69	.69	.71
Ratio of net investment income (%)	3.34	2.59	2.32	2.58	3.21
Portfolio turnover rate (%)	164	88	124	131	161

[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

50	|	DWS Global Income Builder Fund

DWS Global Income Builder Fund — Institutional Class
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$8.16	$11.00	$9.24	$9.54	$8.95
Income (loss) from investment operations:
Net investment income[a]	.30	.25	.25	.24	.30
Net realized and unrealized gain (loss)	.23	(2.04)	1.76	(.24 )	.74
Total from investment operations	.53	(1.79)	2.01	(.00 )*	1.04
Less distributions from:
Net investment income	(.28 )	(.25 )	(.25 )	(.30 )	(.38 )
Net realized gains	—	(.80 )	—	—	(.07 )
Total distributions	(.28 )	(1.05)	(.25 )	(.30 )	(.45 )
Net asset value, end of period	$8.41	$8.16	$11.00	$9.24	$9.54
Total Return (%)	6.39	(17.72)	21.84	.20	11.97
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	19	25	17	9
Ratio of expenses (%)	.67	.66	.65	.66	.68
Ratio of net investment income (%)	3.40	2.64	2.37	2.59	3.32
Portfolio turnover rate (%)	164	88	124	131	161

[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	51

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Global Income Builder Fund (the “Fund” ) is a diversified series of Deutsche DWS Market Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

52	|	DWS Global Income Builder Fund

The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Senior loans are valued by independent pricing services approved by the Pricing Committee, whose valuations are intended to reflect the average of broker supplied quotes representing mean between the bid and asked prices. If the pricing services are unable to provide valuations, the

DWS Global Income Builder Fund	|	53

securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans, and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Swap contracts are valued daily based upon prices supplied by a pricing vendor approved by the Pricing Committee, if available, and otherwise are valued at the price provided by the broker-dealer with which the swap was traded. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of

54	|	DWS Global Income Builder Fund

investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. Effective March 27, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended October 31, 2023, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.10% annualized effective rate as of October 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral

DWS Global Income Builder Fund	|	55

received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of October 31, 2023, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of October 31, 2023

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Common Stocks	$1,005,080	$—	$—	$—	$1,005,080
Corporate Bonds	1,056,075	—	—	—	1,056,075
Total Borrowings	$2,061,155	$—	$—	$—	$2,061,155
Gross amount of recognized liabilities for securities lending transactions:					$2,061,155
When-Issued, Delayed-Delivery and Forward-Commitment
Transactions. The Fund may purchase or sell securities on a when-issued, delayed-delivery or forward- commitment basis, including To Be Announced (TBA) purchase commitments, with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. The Fund may sell a TBA purchase commitment before the settlement date or enter into a new commitment to extend the delivery date into the future. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the TBA purchase commitment.
Certain risks may arise upon entering into when-issued, delayed-delivery or forward-commitment transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Such transactions may also have the effect of leverage on the Fund and may cause the Fund to be more volatile. Additionally, losses may arise due to changes in the value of the underlying securities.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

56	|	DWS Global Income Builder Fund

At October 31, 2023, the Fund had net tax basis capital loss carryforwards of $27,944,884 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, income received from passive foreign investment companies, investments in derivatives, premium amortization on debt securities, the realized tax character on distributions from certain securities and additional income recognition on debt securities classified as equity. The Fund may utilize a portion of the proceeds from capital shares redeemed as a distribution from net investment income and realized capital gains. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At October 31, 2023, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$6,879,855
Capital loss carryforwards	$(27,944,884)
Net unrealized appreciation (depreciation) on investments	$7,576,961
At October 31, 2023, the aggregate cost of investments for federal income tax purposes was $607,534,162. The net unrealized appreciation for all investments based on tax cost was $7,576,961. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $57,751,820 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $50,174,859.

DWS Global Income Builder Fund	|	57

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2023	2022
Distributions from ordinary income*	$17,276,993	$34,891,121
Distributions from long-term capital gains	$—	$36,520,583

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities in default of principal.
B.
Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of

58	|	DWS Global Income Builder Fund

Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2023, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.
There were no open interest rate swap contracts as of October 31, 2023. For the year ended October 31, 2023, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $23,700,000.
Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit

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event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2023, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.
Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.
There were no open credit default swap contracts as of October 31, 2023. For the year ended October 31, 2023, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $6,000,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2023, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains and entered into equity index futures in order to reduce the Fund’s exposure to, or as a substitute for direct investment in, the equity asset class.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount

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equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of October 31, 2023, is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2023, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $43,556,000 to $147,243,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $45,947,000 to $74,350,000.
Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2023, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of October 31, 2023, is included in the table following the Fund’s Investment Portfolio. For the year ended October 31, 2023, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally

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indicative of a range from $0 to approximately $2,563,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $19,930,000 to $22,781,000.
The following tables summarize the value of the Fund’s derivative instruments held as of October 31, 2023 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Futures Contracts
Equity Contracts (a)	$2,511,536
Interest Rate Contracts (a)	23,388
$2,534,924
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivative	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(9,190,594)	$(9,190,594)
Interest Rate Contracts (a)	—	(2,171,541)	(2,171,541)
Foreign Exchange Contracts (b)	(324,747)	—	(324,747)
	$(324,747)	$(11,362,135)	$(11,686,882)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2023 and the related location in the accompanying Statement

62	|	DWS Global Income Builder Fund

of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$1,453	$1,453
Interest Rate Contracts (a)	—	1,429,773	(2,784,423)	(1,354,650)
Credit Contracts (a)	—	(15,742)	—	(15,742)
Foreign Exchange Contracts (a)	1,343,232	—	—	1,343,232
	$1,343,232	$1,414,031	$(2,782,970)	$(25,707)
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from forward foreign currency contracts, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$(6,513,136)	$(6,513,136)
Interest Rate Contracts (a)	—	(1,367,909)	1,325,072	(42,837)
Foreign Exchange Contracts (a)	(335,190)	—	—	(335,190)
	$(335,190)	$(1,367,909)	$(5,188,064)	$(6,891,163)
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap and futures contracts, respectively
As of October 31, 2023, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and

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Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase Securities, Inc.	$324,747	$—	$—	$324,747
C.
Purchases and Sales of Securities
During the year ended October 31, 2023, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$826,004,531	$861,104,166
U.S. Treasury Obligations	$112,192,884	$88,288,779
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund’s average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

64	|	DWS Global Income Builder Fund

Accordingly, for the year ended October 31, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.
For the period from November 1, 2022 through September 30, 2023, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	1.18%
Class C	1.93%
Class R6	.93%
Class S	.93%
Institutional Class	.93%
Effective October 1, 2023 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	1.03%
Class C	1.78%
Class R6	.78%
Class S	.78%
Institutional Class	.78%
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2023, the Administration Fee was $564,274, of which $45,665 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder

DWS Global Income Builder Fund	|	65

servicing fee it receives from the Fund. For the year ended October 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2023
Class A	$280,439	$46,797
Class C	2,224	371
Class R6	995	166
Class S	161,989	27,009
Institutional Class	472	71
	$446,119	$74,414
In addition, for the year ended October 31, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$204,537
Class C	5,069
Class S	48,618
Institutional Class	19,952
$278,176
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2023
Class C	$27,944	$2,044
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder

66	|	DWS Global Income Builder Fund

accounts the firms service. For the year ended October 31, 2023, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2023	Annual Rate
Class A	$947,572	$173,699.23%
Class C	8,970	1,793.24%
	$956,542	$175,492
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2023 aggregated $11,152.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2023, the CDSC for Class C shares aggregated $429. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2023, DDI received $502 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended October 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $2,340, of which $590 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the

DWS Global Income Builder Fund	|	67

investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2023.
F.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	712,479	$6,239,484	721,919	$6,891,565
Class C	30,428	268,156	30,370	287,911
Class R6	126,749	1,108,512	123,665	1,169,408
Class S	344,235	3,014,121	268,316	2,592,690
Institutional Class	574,012	5,007,482	657,931	6,294,769
		$15,637,755		$17,236,343
Shares issued to shareholders in reinvestment of distributions
Class A	1,349,715	$11,736,038	4,955,035	$48,774,670
Class C	8,666	75,422	55,418	551,003
Class R6	37,414	324,707	110,606	1,082,620
Class S	442,641	3,848,347	1,610,717	15,836,495
Institutional Class	70,259	610,052	248,063	2,434,236
		$16,594,566		$68,679,024

68	|	DWS Global Income Builder Fund

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Shares redeemed
Class A	(5,344,098)	$(46,600,429)	(5,621,055)	$(52,935,044)
Class C	(171,980)	(1,500,492)	(244,844)	(2,410,973)
Class R6	(141,777)	(1,227,658)	(122,498)	(1,118,623)
Class S	(2,067,693)	(17,999,809)	(2,079,570)	(19,345,456)
Institutional Class	(688,642)	(5,956,645)	(827,708)	(7,725,660)
		$(73,285,033)		$(83,535,756)
Net increase (decrease)
Class A	(3,281,904)	$(28,624,907)	55,899	$2,731,191
Class C	(132,886)	(1,156,914)	(159,056)	(1,572,059)
Class R6	22,386	205,561	111,773	1,133,405
Class S	(1,280,817)	(11,137,341)	(200,537)	(916,271)
Institutional Class	(44,371)	(339,111)	78,286	1,003,345
		$(41,052,712)		$2,379,611

DWS Global Income Builder Fund	|	69

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Market Trust and Shareholders of DWS Global Income Builder Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global Income Builder Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Market Trust) (the “Trust” ), including the investment portfolio, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Market Trust) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

70	|	DWS Global Income Builder Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
December 19, 2023

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Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF” ) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging”  shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index”  that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

72	|	DWS Global Income Builder Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2023 to October 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Global Income Builder Fund	|	73

Expenses and Value of a $1,000 Investment
for the six months ended October 31, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/23	$968.30	$964.20	$971.00	$969.20	$969.40
Expenses Paid per $1,000*	$4.56	$8.66	$2.88	$3.62	$3.33
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/23	$1,020.57	$1,016.38	$1,022.28	$1,021.53	$1,021.83
Expenses Paid per $1,000*	$4.69	$8.89	$2.96	$3.72	$3.41

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Global Income Builder Fund	.92%	1.75%	.58%	.73%	.67%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
For corporate shareholders, 32% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended October 31, 2023, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $13,888,000, or the maximum amount allowable under tax law, as qualified dividend income.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

74	|	DWS Global Income Builder Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Global Income Builder Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries

DWS Global Income Builder Fund	|	75

throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2022. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective April 25, 2023. The Board observed that the

76	|	DWS Global Income Builder Fund

Fund had experienced improved relative performance during the first eight months of 2023. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA

DWS Global Income Builder Fund	|	77

and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the

78	|	DWS Global Income Builder Fund

best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Global Income Builder Fund	|	79

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	69	—

80	|	DWS Global Income Builder Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways Inc.[2](population well-being
and wellness services) (2003–2014);
Stockwell Capital Investments PLC (private
equity); Enron Corporation; FNB Corporation;
Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland
General Electric[2] (utility company)
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former
Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly:
Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978–1988); Directorships: Trustee and
former Chairman of the Board, Southwest
Florida Community Foundation (charitable
organization); Former Directorships: ICI
Mutual Insurance Company (2007–2015); Sun
Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute
(audit, executive, nominating committees)
and Independent Directors Council
(governance, executive committees)
		69	—

DWS Global Income Builder Fund	|	81

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(1972–present); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee (2011–present), member
Systemic Risk Council (2012–present) and
member of the Advisory Board of the Yale
Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July
2023); Formerly: Executive Vice President,
The Glenmede Trust Company (investment
trust and wealth management) (1983–2004);
Board Member, Investor Education (charitable
organization) (2004–2005); Former
Directorships: Trustee, Executive Committee,
Philadelphia Chamber of Commerce
(2001–2007); Director, Viasys Health Care[2]
(January 2007–June 2007); Trustee, Thomas
Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020–2021), The Pew Charitable
Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012–2022)
		69	Director, The Bridgespan Group (nonprofit organization) (since October 2020)

82	|	DWS Global Income Builder Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Director, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head
of Fund Administration, Head of Product Americas and Head
of U.S. Mutual Funds, DWS (2017–present); Vice President,
DWS Service Company (2018–present); President, DB
Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS
Investment Management Americas, Inc. (2023–present);
formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds
(2013–2019); Secretary, DWS USA Corporation (2018–2023);
Assistant Secretary, DWS Investment Management
Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust
Company (2018–2023); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Assistant Secretary, DWS Distributors, Inc. (2018–2023);
Directorships: Director of DWS Service Company
(2018–present); Director of DB Investment Managers, Inc.
(2018–present); Director of Episcopalian Charities of New
York (2018–present); Interested Director of The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2020–present);
Director of ICI Mutual Insurance Company (2020–present);
Director of DWS USA Corporation (2023–present); Director
of DWS Investment Management Americas, Inc.
(2023–present); and Manager of DBX Advisors
LLC. (2023–present)

DWS Global Income Builder Fund	|	83

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present);
Assistant Secretary, DWS Service Company (2018–present);
Assistant Secretary of U.S. Mutual Funds, DWS
(2019–present); Assistant Secretary, DWS USA Corporation
(2023–present); Assistant Secretary, DBX Advisors, LLC
(2023–present); Assistant Secretary, DWS Investment
Management Americas, Inc. (2023–present); Assistant Clerk,
DWS Trust Company (2023–present); formerly, Legal
Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (2021–present);
AML Officer, DBX ETF Trust (2021–present); AML Officer,
The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc.
(2021–present); formerly: DWS UK & Ireland Head of
Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

84	|	DWS Global Income Builder Fund

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS
Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a
Board Member of various Trusts. Mr. Perry and Ms. Daugherty are each an Advisory
Board Member of various Trusts/Corporations comprised of 48 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Global Income Builder Fund	|	85

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

86	|	DWS Global Income Builder Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRCX	KTRSX	KTRIX
CUSIP Number	25159K 820	25159K 796	25159K 788	25159K 770
Fund Number	002	302	2033	1402

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KTRZX
CUSIP Number	25159K 721
Fund Number	1633

DWS Global Income Builder Fund	|	87

222 South Riverside Plaza
Chicago, IL 60606-5808
DGIBF-2
(R-024954-13 12/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS global income Builder Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$85,545	$0	$8,948	$0
2022	$85,545	$0	$10,365	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$539,907	$0
2022	$0	$32,448	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$8,948	$539,907	$0	$548,855
2022	$10,365	$32,448	$0	$42,813

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Income Builder Fund, a series of Deutsche DWS Market Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/29/2023